UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Bluegrass Blvd., Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2020, Nature’s Sunshine Product, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that loan and security agreement dated July 11, 2017 (the “Original Loan Agreement”) between the Company, as borrower, and Bank of America, N.A. (the “Bank”).

The Amendment extends the maturity date of the Original Loan Agreement to July 1, 2023 and allows the Company to increase the credit commitment by an additional $15,000,000 (up to three instances of $5,000,000 each), subject to Bank’s internal credit approval each time. The Original Loan Agreement provides for acceleration of payment upon Events of Default (as defined in the Original Loan Agreement). The Amendment does not modify that requirement.

The Amendment also amends the interest rate of the sum of the LIBOR Daily Floating Rate plus 225 bps, and imposes a “floor” of 75 bps. The “basket” of permitted debt increased from $5,000,000 to $6,000,000.

Among other changes to the Original Loan Agreement, the Amendment adds additional representations and covenants and allows the proceeds to be used for share repurchase programs approved by the board of directors.

The foregoing description of the Original Loan Agreement and the Amendment does not purport to be a complete statement of the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the full text of the Original Loan Agreement and the Amendments, which are each attached hereto as Exhibits 10.1, 10.2, and 10.3 to this Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Item No.	Exhibit
10.1	Original Loan Agreement
10.2	Amendment No. 1 to Loan Agreement
10.3	Amendment No. 2 to Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: June 16, 2020	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary